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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        March 9, 2000
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                                quepasa.com, inc.
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

         0-25565                                         86-0879433
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 (Commission File Number)                    (IRS Employee Identification No.)

   400 E. Van Buren, Fourth Floor, Phoenix, Arizona                   85004
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      (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code      (602) 716-0100
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On March 9, 2000, the Registrant completed its previously announced acquisition of RealEstateEspanol.com, Inc, a Spanish- and English-language real estate services website. Pursuant to the terms of the acquisition agreement, the Registrant agreed to issue 584,759 shares of its common stock to the shareholders of RealEstateEspanol.com, Inc.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      quepasa.com, inc.
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                                                        (Registrant)

Date:  March 17, 2000

                                              By:  /s/ JUAN C. GALAN
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                                                   Juan C. Galan
                                                   Chief Financial Officer